Exhibit 99.2

Synovus


  INCOME STATEMENT                                                                 Six Months Ended
  (In thousands, except per share data)                                               June 30,
                                                      -----------------------------------------------------------------------------
                                                                  2003                          2002                    Change
                                                      -----------------------------------------------------------------------------
  Interest Income (Taxable Equivalent)                $             534,222                        520,292                 2.7  %
  Interest Expense                                                  157,979                        168,792                (6.4)
                                                      ----------------------     --------------------------    ----------------
  Net Interest Income (Taxable Equivalent)                          376,243                        351,500                 7.0
  Tax Equivalent Adjustment                                           3,723                          3,542                 5.1
                                                      ----------------------     --------------------------    ----------------
  Net Interest Income                                               372,520                        347,958                 7.1
  Provision for Loan Losses                                          36,869                         33,087                11.4
                                                      ----------------------     --------------------------    ----------------
  Net Interest Income After Provision                               335,651                        314,871                 6.6
                                                      ----------------------     --------------------------    ----------------
  Non-Interest Income:
      Electronic Payment Processing Services                        342,326                        294,500                16.2
      Other Transaction Processing Services Revenue                  50,808                         55,646                (8.7)
      Service Charges on Deposits                                    51,167                         45,231                13.1
      Fees For Trust Services                                        14,736                         14,367                 2.6
      Brokerage Revenue                                               9,770                          9,233                 5.8
      Mortgage Banking Income                                        33,970                         17,193                97.6
      Credit Card Fees                                               12,007                         10,599                13.3
      Securities Gains (Losses)                                         581                          1,889               (69.3)
      Other Fee Income                                               11,296                          9,538                18.4
      Other Non-Interest Income                                      26,781                         21,872                22.4
                                                      ----------------------     --------------------------    ----------------
  Non-Interest Income before Reimbursable Items
     and Impairment Loss on Private Equity Investment               553,442                        480,068                15.3
      Reimbursable Items                                            113,112                        117,022                (3.3)
      Impairment Loss on Private Equity Investment                        -                         (8,355)               N/A
                                                      ----------------------     --------------------------    ----------------
  Total Non-Interest Income                                         666,554                        588,735                13.2
                                                      ----------------------     --------------------------    ----------------
  Non-Interest Expense:
     Personnel Expense                                              333,566                        281,630                18.4
     Occupancy & Equipment Expense                                  138,583                        119,506                16.0
     Other Non-Interest Expense                                     111,404                        112,062                (0.6)
                                                      ----------------------     --------------------------    ----------------
  Non-Interest Expense before Reimbursable Items                    583,553                        513,198                13.7
      Reimbursable Items                                            113,112                        117,022                (3.3)
                                                      -----------------------     --------------------------    ----------------
  Total Non-Interest Expense                                        696,665                        630,220                10.5
                                                      -----------------------     --------------------------    ----------------
  Minority Interest in Consolidated Subsidiaries                     12,673                         10,713                18.3
  Income Before Taxes                                               292,867                        262,673                11.5
  Income Tax Expense                                                106,581                         94,026                13.4
                                                      ----------------------     --------------------------    ----------------
  Net Income                                                        186,286                        168,647                10.5
                                                      ======================     ==========================    ================
  Basic Earnings Per Share                                             0.62                           0.57                 7.9
  Diluted Earnings Per Share                                           0.61                           0.56                 8.1
  Dividends Declared Per Share                                         0.33                           0.30                11.9

  Return on Assets                                                     1.89  %                        2.04                 (15) bp
  Return on Equity                                                    17.54                          19.46                (192)
  Average Shares Outstanding - Basic                                302,423                        295,280                 2.4  %
  Average Shares Outstanding - Diluted                              306,529                        300,033                 2.2

bp - change is measured as difference in basis points.




Synovus
  INCOME STATEMENT
  (In thousands, except per share data)

                                                                  2003                             2002                 2nd Quarter
                                                      ---------------------------------------------------------------  -------------

                                                             Second       First      Fourth       Third       Second     '03 vs. '02
                                                            Quarter      Quarter     Quarter     Quarter      Quarter      Change
                                                      ----------------  ---------  ----------  -----------  ---------  -------------
  Interest Income (Taxable Equivalent)                $       272,595     261,627    271,016     270,997     260,448       4.7  %
  Interest Expense                                             79,805      78,174     82,539      86,205      83,336      (4.2)
                                                     -----------------  ---------  ----------  -----------  --------   -----------
  Net Interest Income (Taxable Equivalent)                    192,790     183,453    188,477     184,792     177,112       8.9
  Tax Equivalent Adjustment                                     1,853       1,870      1,870       1,853       1,771       4.6
                                                      ----------------  ---------  ----------  -----------  ---------  ------------
  Net Interest Income                                         190,937     181,583    186,607     182,939     175,341       8.9
  Provision for Loan Losses                                    16,565      20,304     15,830      16,410      19,978     (17.1)
                                                      ----------------  ---------  ----------  -----------  ---------  ------------
  Net Interest Income After Provision                         174,372     161,279    170,777     166,529     155,363      12.2
                                                      ----------------  ---------  ----------  -----------  ---------  ------------
  Non-Interest Income:
      Electronic Payment Processing Services                  175,698     166,628    161,845     156,470     152,243      15.4
      Other Transaction Processing Services Revenue            25,755      25,053     24,990      25,451      27,987      (8.0)
      Service Charges on Deposits                              26,484      24,683     24,457      24,281      23,059      14.9
      Fees For Trust Services                                   8,084       6,652      6,774       6,928       7,451       8.5
      Brokerage Revenue                                         4,833       4,937      5,235       4,372       4,589       5.3
      Mortgage Banking Income                                  18,282      15,688     13,337      10,793       8,454     116.2
      Credit Card Fees                                          6,297       5,710      5,860       6,010       5,803       8.5
      Securities Gains (Losses)                                   521          60         32         717         960     (45.7)
      Other Fee Income                                          5,571       5,725      5,702       5,254       4,792      16.3
      Other Non-Interest Income                                15,136      11,645     28,708      14,796      12,605      20.1
                                                      ----------------  ---------  ----------  -----------  ---------  ------------
  Non-Interest Income before Reimbursable Items
     and Impairment Loss on Private Equity Investment         286,661     266,781    276,940     255,072     247,943      15.6
      Reimbursable Items                                       54,638      58,474     57,604      56,473      60,032      (9.0)
      Impairment Loss on Private Equity Investment                  -           -          -          -       (8,355)     N/A
                                                      ----------------  ---------  ----------  -----------  ---------  ------------
  Total Non-Interest Income                                   341,299     325,255    334,544     311,545     299,620      13.9
                                                      ----------------  ---------  ----------  -----------  ---------  ------------
  Non-Interest Expense:
     Personnel Expense                                        174,925     158,641    164,026     162,209     139,559      25.3
     Occupancy & Equipment Expense                             69,046      69,537     62,343      62,327      58,437      18.2
     Other Non-Interest Expense                                58,065      53,339     57,314      46,956      57,859       0.4
                                                      ----------------  ---------  ----------  -----------  ---------  ------------
  Non-Interest Expense before Reimbursable Items              302,036     281,517    283,683     271,492     255,855      18.0
      Reimbursable Items                                       54,638      58,474     57,604      56,473      60,032      (9.0)
                                                      ----------------  ---------  ----------  -----------  ---------  ------------
  Total Non-Interest Expense                                  356,674     339,991    341,287     327,965     315,887      12.9
                                                      ----------------  ---------  ----------  -----------  ---------  ------------
  Minority Interest in Consolidated Subsidiaries                6,529       6,144      6,682       6,254       5,625      16.1
  Income Before Taxes                                         152,468     140,399    157,352     143,855     133,471      14.2
  Income Tax Expense                                           56,101      50,480     52,924      51,583      47,576      17.9
                                                      ----------------  ---------  ----------  -----------  ---------  ------------
  Net Income                                          $        96,367      89,919    104,428      92,272      85,895      12.2
                                                       ===============  =========  ==========  ===========  =========  =============

  Basic Earnings Per Share                                       0.32        0.30       0.35        0.31        0.29       9.5
  Diluted Earnings Per Share                                     0.32        0.30       0.35        0.31        0.29      10.5
  Dividends Declared Per Share                                   0.17        0.17       0.15        0.15        0.15      11.9

  Return on Assets                                               1.88  %     1.89       2.23        2.06        2.05       (17) bp
  Return on Equity                                              17.81       17.26      20.64       19.12       19.40      (159)
  Average Shares Outstanding - Basic                          302,776     302,067    300,108     298,564     295,629       2.4  %
  Average Shares Outstanding - Diluted                        305,015     304,002    302,330     301,986     300,282       1.6

bp - change is measured as difference in basis points.








Synovus

                                                     ----------------------  -------------------------  -------------------------

BALANCE SHEET                                             June 30, 2003            December 31, 2002            June 30, 2002

                                                     ----------------------  -------------------------  -------------------------
(In thousands, except share data)

ASSETS
Cash and due from banks                           $                804,899                    741,092                    592,323
Interest earning deposits with banks                                 4,529                      5,055                      4,268
Federal funds sold and securities purchased
   under resale agreements                                         139,543                     92,709                    108,645
Mortgage loans held for sale                                       362,799                    245,858                    174,042
Investment securities available for sale                         2,327,296                  2,237,725                  2,094,544
Loans, net of unearned income                                   15,831,548                 14,463,909                 13,201,121
Allowance for loan losses                                        (220,978)                  (199,841)                  (180,321)
                                                     ----------------------  -------------------------  -------------------------

      Loans, net                                                15,610,570                 14,264,068                 13,020,800
                                                     ----------------------  -------------------------  -------------------------
Premises and equipment, net                                        763,955                    616,355                    598,515
Contract acquisition costs and computer
  software, net                                                    334,405                    324,026                    301,010
Goodwill, net                                                      247,371                     99,108                     42,490
Other intangible assets, net                                        33,466                     19,398                     14,148
Other assets                                                       435,654                    390,852                    364,997
                                                     ----------------------  -------------------------  -------------------------
      Total assets                                $             21,064,487                 19,036,246                 17,315,782
                                                     ======================  =========================  =========================
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
   Deposits:
      Non-interest bearing                        $              2,735,416                  2,303,375                  2,067,367
      Interest bearing                                          12,889,141                 11,625,459                 10,874,120
                                                     ----------------------  -------------------------  -------------------------
      Total deposits                                            15,624,557                 13,928,834                 12,941,487
Federal funds purchased and securities sold
   under repurchase agreements                                     962,320                  1,275,084                    979,089
Long-term debt                                                   1,777,139                  1,336,200                  1,165,563
Billings in excess of cost on uncompleted
  contracts                                                         28,473                         -                          -
Other liabilities                                                  389,441                   338,176                    306,430
                                                     ----------------------  -------------------------  -------------------------
      Total liabilities                                         18,781,930                 16,878,294                 15,392,569
                                                     ----------------------  -------------------------  -------------------------
Minority interest in consolidated subsidiaries                     125,873                    117,099                    109,014
Company-obligated mandatory redeemable capital
   securities of subsidiary trusts                                  16,750                          -                          -

Shareholders' equity:
   Common stock, par value $1.00 a share (1)                       306,312                    300,573                    296,571
   Surplus                                                         413,783                    305,718                    197,819
   Treasury stock (2)                                            (102,083)                    (1,285)                    (1,285)
   Unamortized restricted stock                                      (364)                      (146)                      (191)
   Accumulated other comprehensive income                           46,195                     46,113                     39,518
   Retained earnings                                             1,476,091                  1,389,880                  1,281,767
                                                     ----------------------  -------------------------  -------------------------
Total shareholders' equity                                       2,139,934                  2,040,853                  1,814,199
                                                     ----------------------  -------------------------  -------------------------
Total liabilities and shareholders' equity        $             21,064,487                 19,036,246                 17,315,782
                                                     ======================  =========================  =========================

     (1)   Common shares outstanding: 301,148,745; 300,397,763; and 296,395,844 at June 30, 2003, December 31, 2002, and June 30, 2002, respectively.

     (2) Treasury shares: 5,162,964 at June 30, 2003 and 175,264 at December 31, 2002 and June 30, 2002, respectively.


Synovus

AVERAGE BALANCES AND YIELDS/RATES
(Dollars in thousands)

                                                               2003                                        2002
                                               ------------------------------------------------------------------------------------
                                                    Second              First             Fourth          Third           Second
                                                    Quarter            Quarter            Quarter        Quarter         Quarter
                                               ------------------------------------------------------------------------------------
Interest Earning Assets
--------------------------------------------
Taxable Investment Securities                 $    2,042,255           1,950,469         1,858,539       1,839,291       1,813,366
         Yield                                          4.15  %             4.66              5.16            5.60            5.94

Tax-Exempt Investment Securities              $      239,136             235,895           236,213         232,633         231,730
         Yield                                          7.11  %             7.40              7.39            7.36            7.30

Commercial Loans                              $   12,934,397          12,201,561        11,553,371      10,920,539      10,334,657
         Yield                                          6.03  %             6.09              6.41            6.65            6.71

Consumer Loans                                $    1,102,649           1,122,468         1,186,842       1,219,363       1,250,354
         Yield                                          8.43  %             8.37              8.58            8.85            8.97

Mortgage Loans                                $      809,684             806,323           827,281         852,940         803,212
         Yield                                          6.39  %             6.55              6.74            6.98            7.22

Credit Card Loans                             $      228,463             234,667           230,120         225,366         219,351
         Yield                                          9.17  %             9.22              9.85           10.27           10.67

Home Equity Loans                             $      586,162             535,960           491,003         438,069         372,972
         Yield                                          4.76  %             4.81              5.08            5.31            5.39

Allowance for Loan Losses                     $    (221,595)           (208,816)         (198,745)       (187,768)       (176,407)
                                               ------------------------------------------------------------------------------------

Loans, Net                                    $   15,439,760          14,692,163        14,089,872      13,468,509      12,804,139
         Yield                                          6.30  %             6.38              6.71            6.98            7.08

Mortgage Loans Held for Sale                  $      308,262             229,545           265,847         209,780         164,313
         Yield                                          5.19  %             5.57              5.81            6.39            6.92

Federal Funds Sold                            $      126,033              98,009            89,806          72,161          62,129
         Yield                                          1.40  %             1.65              1.78            2.01            2.49

Time Deposits with Banks                      $        4,492               4,642             4,110           4,122           3,859
         Yield                                          0.62  %             0.70              1.02            1.26            1.37

-----------------------------------------------------------------------------------------------------------------------------------

Total Interest Earning Assets                 $   18,159,938          17,210,723        16,544,387      15,826,496      15,079,536
         Yield                                          6.02  %             6.15              6.51            6.80            6.92
-----------------------------------------------------------------------------------------------------------------------------------

Interest Bearing Liabilities

---------------------------------------------
Time Deposits Over $100,000                   $    3,553,764           3,322,485         3,202,688       3,109,639       2,833,173
         Rate                                           2.82  %             2.99              3.21            3.41            3.52

Time Deposits Under $100,000                  $    2,481,680           2,397,058         2,403,692       2,425,038       2,394,123
         Rate                                           2.70  %             2.97              3.18            3.39            3.59

Other Interest Bearing Deposits               $    6,679,868           6,174,605         5,940,073       5,608,037       5,389,194
         Rate                                           0.99  %             1.03              1.19            1.37            1.37

Federal Funds Purchased and Other
   Short-Term Borrowings                      $      987,860           1,221,637         1,162,710       1,040,793       1,024,441
         Rate                                           1.13  %             1.23              1.47            1.67            1.74

Long-Term Debt                                $    1,770,532           1,511,398         1,286,049       1,232,646       1,136,670
         Rate                                           4.23  %             4.43              4.62            4.76            5.02

-----------------------------------------------------------------------------------------------------------------------------------

Total Interest Bearing Liabilities            $   15,473,704          14,627,183        13,995,212      13,416,153      12,777,601
         Rate                                           2.06  %             2.16              2.34            2.54            2.61

-----------------------------------------------------------------------------------------------------------------------------------

Non-Interest Bearing Demand Deposits          $    2,435,395           2,178,503         2,115,910       2,031,031       1,955,444
Shareholders' Equity                          $    2,170,881           2,112,620         2,007,679       1,914,915       1,776,173
Total Assets                                  $   20,513,161          19,326,396        18,542,637      17,743,648      16,823,662

-----------------------------------------------------------------------------------------------------------------------------------

Spread                                                  3.95  %             3.99              4.17            4.25            4.31
Net Interest Margin                                     4.25  %             4.31              4.53            4.64            4.71

-----------------------------------------------------------------------------------------------------------------------------------


Synovus

LOANS OUTSTANDING AND NONPERFORMING LOANS COMPOSITION
(Dollars in thousands)

                                                                                            June 30, 2003
                                                      ------------------------------------------------------------------------------
                                                                             Loans as a %             Total            Total %
                                                                             of Total Loans         Nonperforming     Nonperforming
            Loan Type                                      Total Loans        Outstanding             Loans            Loans
-------------------------------------------------     ------------------------------------------------------------------------------
   Multi-Family                                      $       431,632              2.7%        $        4,277           5.0%
   Hotels                                                    589,944              3.7%                 7,938           9.2%
   Office Buildings                                          649,333              4.1%                   397           0.5%
   Shopping Centers                                          483,227              3.1%                   464           0.5%
   Commercial Development                                    478,659              3.0%                 6,824           7.9%

                                                      --------------- ----------------- ---------------------      ---------
Investment Properties                                      2,632,795             16.6%                19,900          23.1%
   1-4 Family Construction                                   817,852              5.2%                 2,101           2.4%
   1-4 Family Perm / Mini-Perm                               618,496              3.9%                 3,432           4.0%
   Residential Development                                   684,188              4.3%                   946           1.1%

                                                      --------------- ----------------- ---------------------      ---------
1-4 Family Properties                                      2,120,536             13.4%                 6,479           7.5%

Land Acquisition                                             630,077              4.0%                   233           0.6%

                                                      --------------- ----------------- ---------------------      ---------
Total Investment-Related R/E                               5,383,408             34.0%                26,612          30.9%

   Owner-Occupied                                          1,914,284             12.1%                 4,129           4.8%
   Other Property                                          1,205,746              7.6%                 2,155           2.5%

                                                      --------------- ----------------- ---------------------      ---------

Total Commercial Real Estate                               8,503,438             53.7%                32,896          38.2%

Commercial & Industrial Loans                              4,616,115             29.2%                44,861          51.9%

Consumer Loans                                             2,740,455             17.3%                 8,683          10.0%

Unearned Income                                             (28,460)             -0.2%

                                                      --------------- ----------------- ---------------------      ---------
         Total Loans                                 $    15,831,548            100.0%        $       86,440         100.0%
                                                      =============== ================= =====================      =========

-----------------------------------------------------------------------------------------------------------------------------------




Synovus
 CREDIT QUALITY DATA
(Dollars in thousands)

                                                         2003                        2002                           2nd Quarter
                                            ---------------------------------------------------------              -------------

                                                  Second      First        Fourth    Third     Second              '03 vs. '02
                                                 Quarter     Quarter      Quarter   Quarter   Quarter                Change
                                            ---------------------------------------------------------              -------------
Nonperforming Loans                          $    86,440      79,718       66,736    57,069    53,679                 61.0  %
Other Real Estate                                 29,709      31,991       26,517    25,860    21,615                 37.4
Nonperforming Assets                             116,149     111,709       93,253    82,929    75,294                 54.3
Allowance for Loan Losses                        220,978     216,989      199,841   194,005   180,321                 22.5

Net Charge-Offs  -  Quarter                       12,577      13,689        9,804    10,884    14,431                (12.8)
Net Charge-Offs  -  YTD                           26,266      13,689       44,223    34,419    23,535                 11.6
Net Charge-Offs / Average Loans  -  Quarter         0.32        0.37         0.27      0.32      0.44
Net Charge-Offs / Average Loans  -  YTD             0.34        0.37         0.33      0.35      0.37

Nonperforming Loans / Loans & ORE                   0.55        0.51         0.46      0.41      0.41
Nonperforming Assets / Loans & ORE                  0.73        0.72         0.64      0.59      0.57
Allowance / Loans                                   1.40        1.40         1.38      1.38      1.37

Allowance / Nonperforming Loans                   255.64      272.20       299.45    339.95    335.92
Allowance / Nonperforming Assets                  190.25      194.25       214.30    233.94    239.49

Past Due Loans over 90 days                       31,675      24,771       30,192    26,632    34,542
As a Percentage of Loans Outstanding                0.20        0.16         0.21      0.19      0.26

Total Past Dues                                  146,197     160,151      102,105   122,640   160,214
As a Percentage of Loans Outstanding                0.92        1.11         0.73      0.93      1.26

------------------------------------------------------------------------------------------------------


REGULATORY CAPITAL RATIOS (1)
(Dollars in thousands)
                                                       -------------------------  --------------------- ----------------
                                                                  June 30, 2003      December 31, 2002    June 30, 2002
                                                       -------------------------  --------------------- ----------------
 Tier 1 Capital                                       $               1,942,133              1,994,654        1,830,566
 Total Risk-Based Capital                                             2,463,111              2,195,652        2,010,887
 Tier 1 Capital Ratio                                                     10.00  %               11.38            11.68
 Total Risk-Based Capital Ratio                                           12.68                  12.53            12.83
 Leverage Ratio                                                            9.62                  10.86            10.94

 (1) June 30, 2003 information is preliminary.
 -----------------------------------------------------------------------------------------------------------------------